6
     6
10697v7

10697v7
                  FIRST  AMENDMENT  TO  CREDIT  AGREEMENT

     This Amendment, dated as of November 5, 1999 (this "Amendment") is entered into by and among Policy Management Systems Corporation, a South Carolina corporation (the "Company"), the financial institutions parties to this Agreement (collectively, the "Banks"; individually, a "Bank") and Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association), as Agent (the "Agent").

                                 RECITALS
                                 --------

     The Company, the Agent and the Banks are parties to a Credit Agreement dated as of August 8, 1997 (the "Credit Agreement") pursuant to which the Banks extended a revolving facility. Capitalized terms used and not otherwise defined or amended in this Amendment shall have the meanings respectively assigned to them in the Credit Agreement.

     The Company has requested that the Banks modify the Credit Agreement to take into account certain restriction changes along with certain other modifications. In order to induce the Banks to agree to the foregoing, the Banks have requested, and the Company has agreed, that the Company will provide certain information, pay an amendment fee and modify certain other covenants. The Company has requested that the Banks enter into this Amendment in order to approve and reflect the foregoing, and the Banks have agreed to do so, all upon the terms and provisions and subject to the conditions hereinafter set forth.

                                  AGREEMENT
                                  ---------

     In consideration of the foregoing and the mutual covenants and agreement hereinafter set forth, the parties hereto mutually agree as follows:

A.     AMENDMENTS
       ----------

1.     Amendment  of  Section  1.1.
--     ---------------------------

     (a)     A  new  definition  of  "Term  Loan"  is  hereby  added as follows:

     "Term Loan" means that certain term loan in the amount of $70,000,000 made to the Borrower by the Banks party to the Term Loan Agreement dated November 5, 1999."

     (b) The definition of "Consolidated Tangible Net Worth" is hereby amended by deleting the text in subclause "(i)" before the word "less" and substituting the words "Total Shareholders' Equity" therefore.

2.     Amendment  to Section 2.1.  Section 2.1 is hereby amended by deleting the
--     --------------------------
amount  "$15,000,000"  and  replacing  it  with  the  amount  "$5,000,000".
3.     Amendment  to  Section  2.4(a).  Section  2.4(a)  is  hereby  amended  by
--     ------------------------------
deleting  the amount "$15,000,000" and replacing it with the amount "$5,000,000"
--
throughout  Section  2.4(a).
4.     Amendment  to  Section 2.11.  Section 2.11 is hereby amended and restated
--     ---------------------------
as  follows:
     (a) The Commitments shall terminate on the Termination Date and any Loans then due and outstanding (together with accrued interest thereon) shall be due and payable on such date.

     (b) If the Borrower shall issue for cash any additional equity (other than in connection with the exercise of options, the issuance of equity in connection with employee benefit plans, or a contribution to the Borrower in connection with a vendor agreement to fund a specific development and marketing effort or to fund one or more specific acquisitions set forth in the vendor agreement or a technology transfer agreement) or incur Debt for cash, the Borrower shall promptly notify the Agent of the estimated net proceeds of such issuance to be received by the Borrower. Promptly upon, and in no event later than three Business Days after receipt by the Borrower of the net cash proceeds of such issuance, the Borrower shall prepay the Term Loan in an aggregate amount equal to the amount of net proceeds until the Term Loan shall be repaid in full.

5.     Amendment  of  Section  5.12.  Section  5.12  of  the Credit Agreement is
--     ----------------------------
hereby  amended  by  replacing  the  amount  "$80,000,000"  with  the  amount
--
"$126,718,000"  and  replacing the date "January 1, 1997" with the date "January
--
1,  1999".
6.
--

------
Amendment to Section 5.10(g).  Section 5.10(g) of the Credit Agreement is hereby
----------------------------
amended  by  deleting  the  percentage  "10%"  and  substituting "35%" therefor.
7.     Amendment  to  Section  5.13.  Section  5.13  of  the Credit Agreement is
--     ----------------------------
hereby  amended  by  adding  "or  the  Term Loan" after the words "the Loans" in
--
subsection  "(x)"  of  Section  5.13  and  by  adding  a  new  "(w)" as follows:
--
     "(w) Outstandings in the amount of $30,000,000 under a promissory note in favor of First Union National Bank payable on November 5, 1999."
8.     Addition  of  New  Section  5.17.  A  new Section 5.17 is hereby added as
--     --------------------------------
follows:
--
     "5.17       Limitation  on  Non-Cash  Charges.  The Borrower will not incur
                 ---------------------------------
non-cash charges that would exceed $50,000,000 in the aggregate with respect to the Borrower and its Consolidated Subsidiaries from and after November 1, 1999 other than (i) depreciation and amortization expensed in the ordinary course of business determined in accordance with generally accepted accounting principles excluding a one-time acceleration of amortization and depreciation expense; and
(ii) any acquisition related charges of intangibles within one year of the end of the fiscal quarter in which the acquisition occurred determined in accordance with generally accepted accounting principles."

B.     REPRESENTATIONS  AND  WARRANTIES
       --------------------------------

     The  Company  hereby  represents  and warrants to the Agent and Banks that:

     1. After giving effect to this Amendment, no Event of Default specified in the Credit Agreement and no event which with notice or lapse of time or both would become such an Event of Default has occurred and is continuing;

     2. The representations and warranties of the Company pursuant to the Credit Agreement are true on and as of the date hereof as if made on and as of said date; and

     3. The making and performance by the Company of this Amendment have been duly authorized by all corporate action.

C.     CONDITIONS  PRECEDENT
       ---------------------

     This Amendment will become effective as of October 29, 1999 upon execution by the Required Banks provided that the Agent shall have received in form and substance satisfactory to the Agent all of the following:

     1. A copy of a resolution passed by the Board of Directors of the Company, certified by the Secretary or an Assistant Secretary of the Company as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of the Credit Agreement as hereby amended.

     2. A certificate of incumbency certifying the names of the officers of the Company authorized to sign this Amendment, together with the true signatures of such officers.

     3.     Executed  counterparts  of  this  Amendment.

     4. Borrower shall have paid the Agent for the account of the consenting Banks an amendment fee equal to 15 basis points payable to the Banks on November 5, 1999 in accordance with their Pro Rata Share.

D.     MISCELLANEOUS
       -------------

     1. This Amendment may be signed in any number of counterparts, each of which shall be an original, with same effect as if the signatures thereto and hereto were upon the same instrument.

     2. Except as herein specifically amended, all terms, covenants and provisions of the Credit Agreement shall remain in full force and effect and shall be performed by the parties hereto according to its terms and provisions and all references therein or in the Exhibits shall henceforth refer to the Credit Agreement as amended by this Amendment.

     3. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written.

POLICY  MANAGEMENT  SYSTEMS
CORPORATION

By:_/S/  Stephen  G.  Morrison
    --------------------------
Title:  Executive  Vice  President
        --------------------------
        And  General  Counsel
        ---------------------

BANK  OF  AMERICA,  N.A.

By:/S/  Michael  J.  McKenney
   --------------------------
Title:   Managing  Director
       --------------------


WACHOVIA  BANK,  N.A.

By:/S/Donald  E.  Sellers,  Jr.
   ----------------------------
Title:  Vice  President
       ----------------


FIRST  UNION  NATIONAL  BANK

By:     /S/Daniel  Amaker
        -----------------
Title:     Vice  President
           ---------------


DEUTSCHE  BANK  AG,  NEW  YORK
BRANCH  AND/OR  CAYMAN  ISLANDS
BRANCH

By:  /S/  Susan  M.  O'Connor
     ------------------------
Title:     Director
           --------


By:  /S/  Susan  L.  Pearson
     -----------------------
Title:     Director
           --------

DAI-ICHI  KANGYO  BANK,  LTD.


By:     /S/  Nelson  Chang
        ------------------
Title:  Assistant  Vice  President
        --------------------------


THE  FUJI  BANK,  LIMITED

By:     /S/  Raymond  Ventura
        ---------------------
Title:Vice  President  &  Manager
      ---------------------------


ACKNOWLEDGED  AND  AGREED:

POLICY  MANAGEMENT  SYSTEMS
  CORPORATION
CYBERTEK  CORPORATION
PMSC  LIMITED
CYBERTEK  SOLUTIONS,  L.P.
By:  POLICY  MANAGEMENT
SYSTEMS  CORPORATION;
Its  General  Partner
THE  LEVERAGE  GROUP

By:  /S/  Stephen  G.  Morrison
     --------------------------
Title:     Secretary
           ---------


ACKNOWLEDGED  AND  AGREED:

POLICY  MANAGEMENT  SYSTEMS
  INVESTMENTS,  INC.


By:  /S/  Elizabeth  Powers
   ------------------------
Title:     President
           ---------